                                                                          [LOGO]
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                                         [LOGO]PIONEER
                                               INVESTMENTS-Registered Trademark-





PIONEER
MID-CAP VALUE
FUND

----------------------
ANNUAL REPORT 10/31/00
----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       7

Schedule of Investments                                              10

Financial Statements                                                 17

Notes to Financial Statements                                        24

Report of Independent Public Accountants                             29

Results of Shareowner Meeting                                        30

Trustees, Officers and Service Providers                             31

The Pioneer Family of Mutual Funds                                   32

Programs and Services for Pioneer Shareowners                        33

Retirement Plans from Pioneer                                        35

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/00
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------

The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.


As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.


AN IMPORTANT ANNOUNCEMENT FROM PIONEER


I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.


All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.


Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/00
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

[PLOT POINTS]

U.S. Common Stocks                                             91%
Short-Term Cash Equivalents                                     5%
International Common Stocks                                     4%

SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

[PLOT POINTS]

Financial                                 18%
Technology                                18%
Consumer Cyclicals                        13%
Utilities                                 11%
Health Care                                8%
Consumer Staples                           8%
Capital Goods                              8%
Energy                                     6%
Communication Services                     5%
Basic Materials                            5%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. NCR Corp.                      5.22%
2. Imation Corp.                  2.64
3. Ace Ltd.                       2.06
4. HCA-The Healthcare Company     2.01
5. Venator Group Inc.             1.93
6. SunGard Data Systems, Inc.     1.86
7. AXA Financial, Inc.            1.85
8. Waste Management Inc.          1.77
9. El Paso Energy Corp.           1.64
10.Sabre Holdings, Inc.           1.62

Fund holdings will vary for other periods.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                             $20.83          $19.90

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -           $0.933          $1.709

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth Funds Index.


-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)


             NET ASSET PUBLIC OFFERING
PERIOD         VALUE      PRICE*
10 Years       18.70%     18.00%
5 Years        10.83       9.53
1 Year         20.00      13.13

-----------------------------------------


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

[PLOT POINTS]

GROWTH OF $10,000
                Pioneer Mid-Cap    Standard & Poor's
                  Value Fund          500 Index           Lipper Growth Funds Index
10/31/1990          $9,425             $10,000                     $10,000
                   $14,548             $13,350                     $14,145
10/31/1992         $16,130             $14,676                     $15,249
                   $22,032             $16,859                     $18,143
10/31/1994         $26,224             $17,514                     $18,514
                   $31,292             $22,133                     $22,953
10/31/1996         $35,396             $27,447                     $26,853
                   $43,420             $36,261                     $34,473
10/31/1998         $39,627             $44,234                     $39,257
                   $43,599             $55,568                     $50,768
10/31/2000         $52,321             $58,934                     $56,863

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS B SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                             $19.85          $19.22

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -           $0.933          $1.709

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth Funds Index.


---------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)


                 IF         IF
PERIOD          HELD     REDEEMED*

Life-of-Fund   12.67%     12.67%
(4/4/94)
5 Years         9.97       9.83
1 Year         19.04       15.04

---------------------------------------


*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE GRAPH]

[PLOT POINTS]

GROWTH OF $10,000+
                          Pioneer Mid-Cap     Standard & Poor's
                            Value Fund*           500 Index          Lipper Growth Funds Index
             4/30/1994         $10,000             $10,000                     $10,000
            10/31/1994         $11,154             $10,632                     $10,374
                               $12,197             $11,744                     $11,099
                               $13,209             $13,435                     $12,861
                               $15,520             $15,281                     $14,304
            10/31/1996         $14,829             $16,661                     $15,046
                               $15,665             $19,119                     $16,323
                               $18,047             $22,011                     $19,315
                               $20,479             $26,957                     $22,822
            10/31/1998         $16,356             $26,851                     $21,996
                               $18,664             $32,835                     $27,211
                               $17,847             $33,732                     $28,446
                               $19,576             $36,147                     $32,934
            10/31/2000         $21,246             $35,775                     $31,861

+ Index comparisons begin 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS C SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                             $19.76          $19.16

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -           $0.933          $1.709

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth Funds Index.


---------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)


                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Fund    8.83%      8.83%
(1/31/96)
1 Year         18.92      18.92

---------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[LINE GRAPH]

[PLOT POINTS]

GROWTH OF $10,000
                           Pioneer Mid-Cap     Standard & Poor's
                             Value Fund*          500 Index           Lipper Growth Funds Index
             1/31/1996         $10,000             $10,000                     $10,000
                               $10,931             $10,340                     $10,460
                               $10,054             $10,173                      $9,971
            10/31/1996         $10,449             $11,274                     $11,003
                               $11,359             $12,631                     $12,074
                               $11,045             $12,937                     $11,936
                               $12,833             $15,473                     $14,336
            10/31/1997         $12,721             $14,894                     $14,124
                               $12,619             $16,030                     $14,792
                               $14,433             $18,241                     $16,689
                               $13,055             $18,456                     $16,801
            10/31/1998         $11,527             $18,169                     $16,085
                               $12,088             $21,230                     $19,255
                               $13,144             $22,218                     $19,898
                               $13,669             $22,177                     $20,152
            10/31/1999         $12,567             $22,825                     $20,801
                               $12,941             $23,419                     $22,778
                               $13,780             $24,459                     $24,083
                               $13,727             $24,164                     $23,755
            10/31/2000         $14,945             $24,207                     $23,298

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS Y SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                              $20.94          $19.91

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -           $0.933          $1.709

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Value Fund, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth Funds Index.


---------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
(As of October 31, 2000)


                IF          IF
PERIOD         HELD       REDEEMED
Life-of-Fund    4.34%      4.34%
(7/2/98)
1 Year         20.56      20.56

---------------------------------------

*  Assumes reinvestment of distributions.

[LINE GRAPH]

[PLOT POINTS]

GROWTH OF $10,000+
               Pioneer Mid-Cap     Standard & Poor's
                 Value Fund*          500 Index          Lipper Growth Funds Index
 7/31/1998         $10,000             $10,000                     $10,000
10/31/1998          $8,861              $9,844                      $9,574
                    $9,328             $11,503                     $11,461
                   $10,179             $12,038                     $11,843
                   $10,617             $12,016                     $11,995
10/31/1999          $9,795             $12,367                     $12,381
                   $10,123             $12,689                     $13,558
                   $10,817             $13,252                     $14,335
                   $10,817             $13,093                     $14,139
10/31/2000         $11,809             $13,116                     $13,867

+ Index comparisons begin 7/31/98. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00
--------------------------------------------------------------------------------


Mid-cap value stocks performed better than the overall stock market during the year ended October 31, 2000. In the following discussion, Rod Wright, portfolio manager of Pioneer Mid-Cap Value Fund, provides an update on the Fund, the economic environment and investment strategies that influenced performance during the fiscal year.


Q: HOW DID THE FUND PERFORM?


A: For the year ended October 31, 2000, the Fund's Class A shares returned
   20.00%, (Class B 19.04% and Class C 18.92%), all at net asset value. During the same 12-month period, the Standard & Poor's 500 Index returned 6.06%, while the return of the average fund in Lipper's Mid-Cap Value category was 21.63%. (Lipper, Inc. is an independent firm that tracks mutual fund performance.)


Q: WHAT FACTORS INFLUENCED FUND PERFORMANCE?


A: In a generally favorable environment for mid-cap value stocks, the Fund's investments in health care, energy, utilities and financial stocks worked particularly well. Technology stocks tended to hold back performance, as they were the most volatile part of the equity market during the period. However, the Fund was not overly exposed to this sector with only about an 18% weighting compared to 24% for the S&P MidCap 400 Index. Technology stocks actually were the performance leaders early in the fiscal year, but fell into a severe correction starting in the second quarter of 2000. Since then, most other segments of the mid-cap market performed very well. Mid-caps outperformed the general equity market, as represented by the S&P 500 Index, and technology stocks, as represented by the Nasdaq Composite Index, returned 13.59% during the 12 months.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00                             (CONTINUED)
--------------------------------------------------------------------------------


Q: WHAT TYPES OF INVESTMENTS CONTRIBUTED TO THE FUND'S PERFORMANCE?


A: Health care performed very well, led by hospital management companies such as HEALTH MANAGEMENT ASSOCIATES and HCA. We overweighted energy stocks, which were helped by rising oil prices. However, later in the period, we reduced many of our energy positions when we had the opportunity to capture gains from higher stock valuations. Among the Fund's successful investments were Anadarko and APACHE, two exploration and production companies. We have sold our position in Anadarko and substantially reduced our Apache holdings. Deepwater drilling companies also were strong over the year with R&B FALCON and OCEAN ENERGY benefiting from this trend.


   Utilities and financials, two sectors that had been out of favor, also contributed to Fund performance. Deregulation has affected utilities for several years, and these stocks were out of fashion until investors started to worry about the risks in technology and began looking for more stable earnings. Among our best-performing investments were DPL, INC. and RELIANT ENERGY, INC., a diversified company involved in gas and energy distribution. Financial stocks started to see improved performance late in the spring of 2000. Among our investments in this sector were TCF FINANCIAL CORP., a Minnesota-based bank, and WASHINGTON MUTUAL, a major savings and loan. We also captured some of the growth in the property-and-casualty insurance industry. ACE and XL CAPITAL, two Bermuda-based re-insurance companies, were particularly successful investments that benefited from the strength of the property-and-casualty industry.

PIONEER MID-CAP VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: WERE THERE ANY DISAPPOINTMENTS?


A: We would have liked to have owned more utilities, energy and financial stocks, and fewer technology stocks. However, we weren't hurt as much by the corrections in the technology industry as some other funds because we were not overweighted in the sector. About half of our technology holdings were value oriented, turnaround companies whose stocks were trading at attractive prices. We also believed that, because of their prices, these stocks were less vulnerable to trends in the Nasdaq, and more likely to move because of company-specific events. We were disappointed in several of our retail holdings, notably Kmart and Office Max. Kmart, which the Fund no longer owns, had difficulty competing against companies such as Walmart and Target. Office Max, which has also been sold, was hurt by heavy competition and losses in its computer sales.


Q: WHAT IS YOUR OUTLOOK FOR MID-CAP VALUE STOCKS?


A: I remain bullish. We continue to find quality companies with excellent fundamentals that we can buy at reasonable stock valuations. We think there are a growing number of investment opportunities in the mid-cap value part of the market with the potential to reward investors handsomely.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00
--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    COMMON STOCK - 95.0%
                    BASIC MATERIALS - 4.4%
                    ALUMINUM - 0.8%
      375,000       Alcoa, Inc.                                         $  10,757,812
                                                                        -------------
                    CHEMICALS - 1.0%
      350,000       IMC Global Inc.                                     $   4,528,125
      275,000       Rohm & Hass Co.                                         8,267,188
                                                                        -------------
                                                                        $  12,795,313
                                                                        -------------
                    CHEMICALS (SPECIALTY) - 1.1%
    1,000,000       Wellman, Inc.                                       $  15,000,000
                                                                        -------------
                    PAPER & FOREST PRODUCTS - 1.5%
      350,000       Bowater, Inc.                                       $  18,943,750
                                                                        -------------
                    TOTAL BASIC MATERIALS                               $  57,496,875
                                                                        -------------
                    CAPITAL GOODS - 7.6%
                    AEROSPACE/DEFENSE - 1.1%
      200,000       General Dynamics Corp.                              $  14,312,500
                                                                        -------------
                    ELECTRICAL EQUIPMENT - 1.5%
      175,000       Molex, Inc.                                         $   9,450,000
      225,000       SCI Systems, Inc. *                                     9,675,000
                                                                        -------------
                                                                        $  19,125,000
                                                                        -------------
                    MACHINERY (DIVERSIFIED) - 1.7%
      175,000       Deere & Co.                                         $   6,442,188
      700,000       Kaydon Corp.                                           15,356,250
                                                                        -------------
                                                                        $  21,798,438
                                                                        -------------
                    MANUFACTURING (SPECIALIZED) - 0.5%
      150,000       Sealed Air Corp. *                                  $   7,218,750
                                                                        -------------
                    METAL FABRICATORS - 1.1%
      700,000       Brush Engineered Materials Inc.                     $  14,306,250
                                                                        -------------
                    WASTE MANAGEMENT - 1.7%
    1,100,000       Waste Management Inc.                               $  22,000,000
                                                                        -------------
                    TOTAL CAPITAL GOODS                                 $  98,760,938
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    COMMUNICATION SERVICES - 4.9%
                    TELEPHONE - 4.9%
      250,000       Alltel Corp.                                        $  16,109,375
      550,000       BroadWing Inc. *                                       15,537,500
      350,000       Century Telephone Enterprises, Inc.                    13,475,000
      200,000       McLeodUSA Inc. *                                        3,850,000
      140,000       Telephone and Data Systems, Inc.                       14,770,000
                                                                        -------------
                    TOTAL COMMUNICATION SERVICES                        $  63,741,875
                                                                        -------------
                    CONSUMER CYCLICALS - 12.3%
                    AUTO PARTS & EQUIPMENTS - 1.0%
      200,000       ITT Industries Inc.                                 $   6,512,500
      225,000       Lear Corp. *                                            6,131,250
                                                                        -------------
                                                                        $  12,643,750
                                                                        -------------
                    HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
      350,000       Ethan Allen Interiors, Inc.                         $  10,237,500
                                                                        -------------
                    LEISURE TIME (PRODUCTS) - 1.5%
    1,500,000       Mattel, Inc.                                        $  19,406,250
                                                                        -------------
                    PUBLISHING - 0.4%
      525,000       PRIMEDIA Inc. *                                     $   5,939,063
                                                                        -------------
                    RETAIL (COMPUTERS & ELECTRONICS) - 0.5%
      100,000       Radioshack Corp.                                    $   5,962,500
                                                                        -------------
                    RETAIL (DISCOUNTERS) - 1.0%
      700,000       Family Dollar Stores, Inc.                          $  13,606,250
                                                                        -------------
                    RETAIL (SPECIALTY) - 3.1%
      650,000       Borders Group, Inc. *                               $   9,018,750
      930,000       Cole National Corp. +                                   6,858,750
    1,695,400       Venator Group Inc. *                                   23,947,525
                                                                        -------------
                                                                        $  39,825,025
                                                                        -------------
                    RETAIL (SPECIALTY - APPAREL) - 0.5%
      200,000       Anntaylor Stores Corp. *                            $   6,000,000
                                                                        -------------
                    SERVICES (COMMERCIAL & CONSUMER) - 2.9%
      575,000       Regis Corp.                                         $   8,696,875
      400,000       IMS Health Inc.                                         9,450,000
      600,000       Sabre Group Holdings, Inc.                             20,062,500
                                                                        -------------
                                                                        $  38,209,375
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00                                     (CONTINUED)
--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    TEXTILES (APPAREL) - 0.6%
      300,000       Jones Apparel Group, Inc. *                         $   8,343,750
                                                                        -------------
                    TOTAL CONSUMER CYCLICALS                            $ 160,173,463
                                                                        -------------
                    CONSUMER STAPLES - 7.8%
                    BROADCASTING (CABLE/TELEVISION/RADIO) - 1.5%
      100,000       Cablevision Systems Corp. *                         $   7,450,000
      600,000       USA Networks Inc. *                                    12,150,000
                                                                        -------------
                                                                        $  19,600,000
                                                                        -------------
                    ENTERTAINMENT - 1.5%
      350,000       Viacom, Inc. (Class B) ( Non-voting) *              $  19,906,250
                                                                        -------------
                    FOODS - 1.2%
      200,000       Hershey Foods Corp.                                 $  10,862,500
      175,000       Ralston Purina Group                                    4,243,750
                                                                        -------------
                                                                        $  15,106,250
                                                                        -------------
                    RESTAURANTS - 1.2%
    1,207,600       Lone Star Steakhouse & Saloon, Inc.                 $  10,189,125
      200,000       Tricon Global Restaurants, Inc. *                       6,000,000
                                                                        -------------
                                                                        $  16,189,125
                                                                        -------------
                    RETAIL STORES (FOOD CHAIN) - 0.6%
      350,000       Kroger Co.*                                         $   7,896,875
                                                                        -------------
                    SERVICE (EMPLOYMENT) - 0.5%
    1,650,000       Modis Professional Services Inc. *                  $   6,806,250
                                                                        -------------
                    SPECIALTY PRINTING - 1.3%
    1,168,900       John H. Harland Co.                                 $  16,218,488
                                                                        -------------
                    TOTAL CONSUMER STAPLES                              $ 101,723,238
                                                                        -------------
                    ENERGY - 5.9%
                    OIL (DOMESTIC INTEGRATED) - 0.7%
      375,000       Conoco, Inc.                                        $   9,679,688
                                                                        -------------
                    OIL & GAS (DRILLING & EQUIPMENT) - 2.4%
      800,000       R&B Falcon Corp. *                                  $  20,000,000
      300,000       Weatherford International Inc. *                       10,950,000
                                                                        -------------
                                                                        $  30,950,000
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    OIL & GAS (PRODUCTION/EXPLORATION) - 2.2%
      100,000       Apache Corp.                                        $   5,531,250
      325,000       Burlington Resources, Inc.                             11,700,000
      800,000       Ocean Energy Inc. *                                    11,100,000
                                                                        -------------
                                                                        $  28,331,250
                                                                        -------------
                    OIL & GAS (REFINING & MARKETING) - 0.6%
      300,000       Tosco Corp.                                         $   8,587,500
                                                                        -------------
                    TOTAL ENERGY                                        $  77,548,438
                                                                        -------------
                    FINANCIALS - 17.5%
                    BANKS (MAJOR REGIONAL) - 0.2%
       50,000       Comerica, Inc.                                      $   3,015,625
                                                                        -------------
                    BANKS (REGIONAL) - 2.9%
      325,000       Marshall & Ilsley Corp.                             $  14,726,562
      425,000       North Fork Bancorporation, Inc.                         8,579,688
      350,000       TCF Financial Corp.                                    14,153,125
                                                                        -------------
                                                                        $  37,459,375
                                                                        -------------
                    CONSUMER FINANCE - 1.9%
      425,000       Countrywide Credit Industries, Inc.                 $  15,910,938
      125,000       The PMI Group, Inc.                                     9,234,375
                                                                        -------------
                                                                        $  25,145,313
                                                                        -------------
                    FINANCIAL (DIVERSIFIED) - 2.8%
      425,000       AXA Financial, Inc.                                 $  22,976,563
      225,000       John Hancock Financial Services, Inc. *                 7,115,625
      300,000       IndyMac Bancorp, Inc.                                   6,262,500
                                                                        -------------
                                                                        $  36,354,688
                                                                        -------------
                    INSURANCE (HEALTH/LIFE) - 0.5%
      100,000       Jefferson - Pilot Corp.                             $   6,875,000
                                                                        -------------
                    INSURANCE (MULTI-LINE) - 0.6%
      150,000       Nationwide Financial Services, Inc.                 $   7,293,750
                                                                        -------------
                    INSURANCE (PROPERTY/CASUALTY) - 5.2%
      650,000       Ace Ltd.                                            $  25,512,500
      250,000       Allmerica Financial Corp.                              15,765,625
      250,000       XLCapital Ltd.                                         19,218,750
      125,000       PartnerRe Ltd.                                          6,812,500
                                                                        -------------
                                                                        $  67,309,375
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00                                     (CONTINUED)
--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    INVESTMENT BANKING/BROKERAGE - 2.0%
      125,000       Bear Stearns Companies Inc.                         $   7,578,123
      775,000       E*Trade Group, Inc. *                                  11,285,938
      175,000       Stilwell Financial, Inc. *                              7,842,188
                                                                        -------------
                                                                        $  26,706,249
                                                                        -------------
                    SAVING & LOANS COMPANIES - 1.4%
      325,000       Charter One Financial Inc.                          $   7,454,688
      250,000       Washington Mutual, Inc.                                11,000,000
                                                                        -------------
                                                                        $  18,454,688
                                                                        -------------
                    TOTAL FINANCIAL                                     $ 228,614,063
                                                                        -------------
                    HEALTHCARE - 7.9%
                    HEALTHCARE (DRUGS - GENERIC & OTHERS) - 0.9%
      400,000       Mylan Laboratories Inc.                             $  11,200,000
                                                                        -------------
                    HEALTHCARE (HOSPITAL MANAGEMENT) - 4.6%
      625,000       HCA - The Healthcare Company                        $  24,960,936
      575,000       Health Management Associates, Inc. *                   11,392,188
      225,000       Lincare Holdings Inc. *                                 9,464,063
      125,000       Wellpoint Health Networks Inc. *                       14,617,188
                                                                        -------------
                                                                        $  60,434,375
                                                                        -------------
                    HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 2.4%
      300,000       Bausch & Lomb, Inc.                                 $  11,568,750
      100,000       St. Jude Medical, Inc. *                                5,500,000
      600,000       Sybron International Corp. *                           14,850,000
                                                                        -------------
                                                                        $  31,918,750
                                                                        -------------
                    TOTAL HEALTHCARE                                    $ 103,553,125
                                                                        -------------
                    TECHNOLOGY - 16.8%
                    COMMUNICATIONS EQUIPMENT - 1.0%
      400,000       Harris Corp.                                        $  12,675,000
                                                                        -------------
                    COMPUTER (HARDWARE) - 5.4%
      100,000       Gateway 2000 Inc. *                                 $   5,161,000
    1,500,000       NCR Corp. *                                            64,687,500
                                                                        -------------
                                                                        $  69,848,500
                                                                        -------------
                    COMPUTER (NETWORKING) - 1.8%
      375,000       Cabletron Systems, Inc. *                           $  10,171,875
    1,300,000       Storage Technology Corp. *                             12,675,000
                                                                        -------------
                                                                        $  22,846,875
                                                                        -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       SHARES                                                                   VALUE
                    COMPUTER (SOFTWARE & SERVICES) - 2.2%
      100,000       Peregrine Systems, Inc. *                          $    2,400,000
      125,000       RSA Security Inc. *                                     7,250,000
      200,000       Synopsys, Inc. *                                        6,975,000
      325,000       Symantec Corp. *                                       12,695,313
                                                                       --------------
                                                                       $   29,320,313
                                                                       --------------
                    EQUIPMENT (SEMICONDUCTOR) - 0.4%
      275,000       Lam Research Corp. *                               $    5,328,125
                                                                       --------------
                    PHOTOGRAPHY/IMAGING - 2.5%
    1,650,000       Imation Corp. *                                    $   32,690,625
                                                                       --------------
                    SERVICES (COMPUTER SYSTEMS) - 2.2%
      550,000       Keane, Inc. *                                      $    7,150,000
      450,000       SunGard Data Systems, Inc. *                           23,006,250
                                                                       --------------
                                                                       $   30,156,250
                                                                       --------------
                    SERVICES (DATA PROCESSING) - 1.3%
      475,000       Equifax Inc.                                       $   16,387,500
                                                                       --------------
                    TOTAL TECHNOLOGY                                   $  219,253,188
                                                                       --------------
                    UTILITIES - 9.9%
                    ELECTRIC COMPANIES - 7.2%
      300,000       Allegheny Energy, Inc.                             $   12,281,250
      450,000       Citizens Utilities Co. (Class B) *                      6,525,000
      525,000       CMS Energy Corp.                                       14,175,000
      100,000       Constellation Energy Group                              4,168,750
      425,000       DPL, Inc.                                              12,059,375
      200,000       DQE, Inc.                                               6,987,500
      300,000       DTE Energy Co.                                         10,837,500
      175,000       Kansas City Power & Light Co.                           4,210,938
      350,000       NSTAR                                                  13,540,625
      175,000       Reliant Energy, Inc.                                    7,229,688
       76,300       Southern Energy, Inc. *                                 2,079,174
                                                                       --------------
                                                                       $   94,094,800
                                                                       --------------
                    NATURAL GAS - 2.7%
      325,000       El Paso Energy Corp.                               $   20,373,435
      416,000       KeySpan Energy Corp.                                   14,638,000
                                                                       --------------
                                                                       $   35,011,435
                                                                       --------------
                    TOTAL UTILITIES                                    $  129,106,235
                                                                       --------------
                    TOTAL COMMON STOCK
                    (Cost $1,098,303,606)                              $1,239,971,438
                                                                       --------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00                                     (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                          VALUE
                    TEMPORARY CASH INVESTMENTS - 5.0%
                    COMMERCIAL PAPER - 5.0%
$38,840,000         American Express Corp., 6.58%, 11/2/00             $   38,840,000
 26,283,000         Travelers Aetna Co., 6.51%, 11/3/00                    26,283,000
                                                                       --------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $65,123,000)                                 $   65,123,000
                                                                       --------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENTS - 100%
                    (Cost $1,163,426,606)(a)(b)                        $1,305,094,438
                                                                       ==============

*  Non-income producing security.

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

(a)At October 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $1,167,522,626 was as follows:


   Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                    $ 233,134,418
   Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                      (95,562,606)
                                                                       -------------
     Net unrealized gain                                               $ 137,571,812
                                                                       =============


(b)Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000, aggregated $941,101,450 and 1,402,985,997, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/00
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including temporary cash
    investments of $65,123,000) (cost $1,163,426,606)                 $1,305,094,438
 Cash                                                                         12,011
 Receivables -
    Investment securities sold                                            21,356,924
    Fund shares sold                                                         988,485
    Dividends and interest                                                   902,400
 Other                                                                        59,600
                                                                      --------------
      Total assets                                                    $1,328,413,858
                                                                      --------------
LIABILITIES:
 Payables -
    Investment securities purchased                                   $   15,583,653
    Fund shares repurchased                                                1,448,616
 Due to affiliates                                                         1,441,356
 Accrued expenses                                                            185,245
                                                                      --------------
      Total liabilities                                               $   18,658,870
                                                                      --------------
NET ASSETS:
 Paid-in capital                                                      $1,054,215,645
 Accumulated undistributed net realized gain on investments              113,871,511
 Net unrealized gain on investments                                      141,667,832
                                                                      --------------
      Total net assets                                                $1,309,754,988
                                                                      ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $945,582,804/45,393,713 shares)                    $        20.83
                                                                      ==============
 Class B (based on $336,300,867/16,946,292 shares)                    $        19.85
                                                                      ==============
 Class C (based on $24,495,479/1,239,667 shares)                      $        19.76
                                                                      ==============
 Class Y (based on $3,375,838/161,197 shares)                         $        20.94
                                                                      ==============
MAXIMUM OFFERING PRICE:
 Class A                                                              $        22.10
                                                                      ==============


The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 10/31/00

INVESTMENT INCOME:
   Dividends                                               $16,722,403
   Interest                                                  2,673,330
                                                           -----------
         Total investment income                                         $ 19,395,733
                                                                         ------------
EXPENSES:
   Management fees
      Basic fee                                            $ 9,186,761
      Performance Adjustment                                (1,394,959)
   Transfer agent fees
      Class A                                                2,635,781
      Class B                                                1,098,699
      Class C                                                  107,035
      Class Y                                                      569
   Distribution fees
      Class A                                                2,486,173
      Class B                                                3,641,885
      Class C                                                  273,459
   Administrative fees                                         242,481
   Custodian fees                                              124,183
   Registration fees                                           105,598
   Professional fees                                            44,728
   Printing                                                    134,015
   Fees and expenses of nonaffiliated trustees                  41,207
   Miscellaneous                                                19,377
                                                           -----------
      Total expenses                                                     $ 18,746,992
      Less fees paid indirectly                                              (289,226)
                                                                         ------------
      Net expenses                                                       $ 18,457,766
                                                                         ------------
         Net investment income                                           $    937,967
                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                      $112,047,965
   Change in net unrealized gain on investments                           134,302,249
                                                                         ------------
       Net gain on investments                                           $246,350,214
                                                                         ------------
       Net increase in net assets resulting from operations              $247,288,181
                                                                         ============


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED 10/31/00 AND 10/31/99

                                                            YEAR ENDED      YEAR ENDED
FROM OPERATIONS:                                             10/31/00        10/31/99
 Net investment income                                         $ 937,967  $    2,489,727
 Net realized gain on investments                            112,047,965     201,617,649
 Change in net unrealized gain (loss) on investments         134,302,249     (29,027,037)
                                                          --------------  --------------
    Net increase in net assets resulting from operations  $  247,288,181  $  175,080,339
                                                          --------------  --------------
DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
  Class A ($0.00 and $0.02 per share, respectively)       $            -  $   (1,273,056)
  Class Y ($0.00 and $0.14 per share, respectively)                    -         (27,357)
 Net realized gain:
  Class A ($2.64 and $0.92 per share, respectively)         (140,424,250)    (61,159,129)
  Class B ($2.64 and $0.92 per share, respectively)          (56,102,637)    (27,238,926)
  Class C ($2.64 and $0.92 per share, respectively)           (4,312,421)     (2,416,140)
  Class Y ($2.64 and $0.92 per share, respectively)             (523,675)       (184,005)
                                                          --------------  --------------
        Total distributions to shareowners                $ (201,362,983) $  (92,298,613)
                                                          --------------  --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $  227,659,223  $  361,192,810
  Reinvestment of distributions                              176,883,593      81,257,270
  Cost of shares repurchased                                (656,741,041)   (945,632,719)
                                                          --------------  --------------
    Net decrease in net assets resulting from fund
     share transactions                                   $ (252,198,225) $ (503,182,639)
                                                          --------------  --------------
    Net decrease in net assets                            $ (206,273,027) $ (420,400,913)
NET ASSETS:
  Beginning of year                                        1,516,028,015   1,936,428,928
                                                          --------------  --------------
  End of year (including accumulated undistributed
    net investment income of $0 and $4,104,990,
    respectively)                                         $1,309,754,988  $1,516,028,015
                                                          ==============  ==============
CLASS A                         '00 SHARES     '00 AMOUNT      '99 SHARES     '99 AMOUNT
Shares sold                       8,474,512   $161,016,644     13,114,186  $ 265,492,035
Reinvestment of distributions     7,094,649    127,987,560      3,185,587     57,882,157
Less shares repurchased         (23,817,198)  (450,115,630)   (31,430,432)  (625,536,208)
                                -----------  -------------  -------------  -------------
     Net decrease                (8,248,037) $(161,111,426)   (15,130,659) $(302,162,016)
                                ===========  =============  =============  =============
CLASS B
Shares sold                       3,178,671  $  57,786,895      3,959,590  $  77,745,833
Reinvestment of distributions     2,642,581     45,743,083      1,230,800     21,748,246
Less shares repurchased         (10,322,035)  (185,658,540)   (14,742,822)  (281,730,159)
                                -----------  -------------  -------------  -------------
     Net decrease                (4,500,783)  $(82,128,562)    (9,552,432) $(182,236,080)
                                ===========  =============  =============  =============
CLASS C
Shares sold                         458,115  $   8,281,129        872,665  $  17,052,108
Reinvestment of distributions       152,333      2,629,275         80,289      1,415,505
Less shares repurchased          (1,060,387)   (19,141,108)    (1,959,308)   (37,039,840)
                                -----------  -------------  -------------  -------------
     Net decrease                  (449,939) $  (8,230,704)    (1,006,354) $ (18,572,227)
                                ===========  =============  =============  =============
CLASS Y
Shares sold                          30,474  $     574,555         44,268  $     902,834
Reinvestment of distributions        28,996        523,675         11,671        211,362
Less shares repurchased             (97,931)    (1,825,763)       (65,741)    (1,326,512)
                                -----------  -------------  -------------  -------------
     Net decrease                   (38,461) $    (727,533)        (9,802) $    (212,316)
                                ===========  =============  =============  =============


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------


                                                                 YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                  10/31/00     10/31/99    10/31/98     10/31/97    10/31/96
CLASS A
Net asset value, beginning of year                               $    19.90   $    19.02  $    23.23   $    19.85  $    19.42
                                                                 ----------   ----------  ----------   ----------  ----------
Increase (decrease) from investment operations:
   Net investment income                                         $     0.11   $     0.12  $     0.08   $     0.15  $     0.08
   Net realized and unrealized gain (loss) on investments              3.46         1.70       (1.94)        4.17        2.31
                                                                 ----------   ----------  ----------   ----------  ----------
Net increase (decrease) from investment operations               $     3.57   $     1.82  $    (1.86)  $     4.32  $     2.39
Distributions to shareowners:
   Net investment income                                                 -         (0.02)      (0.10)       (0.06)      (0.09)
   Net realized gain                                                  (2.64)       (0.92)      (2.25)       (0.88)      (1.87)
                                                                 ----------   ----------  ----------   ----------  ----------
Net increase (decrease) in net asset value                       $     0.93   $     0.88  $    (4.21)  $     3.38  $     0.43
                                                                 ----------   ----------  ----------   ----------  ----------
Net asset value, end of year                                     $    20.83   $    19.90  $    19.02   $    23.23  $    19.85
                                                                 ==========   ==========  ==========   ==========  ==========
Total return*                                                         20.00%       10.02%      (8.74)%      22.67%      13.12%
Ratio of net expenses to average net assets+                           1.13%        1.18%       1.08%        1.00%       1.02%
Ratio of net investment income to average net assets+                  0.27%        0.37%       0.33%        0.64%       0.43%
Portfolio turnover rate                                                  70%          75%         61%          63%         37%
Net assets, end of year (in thousands)                           $  945,583   $1,067,562  $1,308,335   $1,591,655  $1,299,611
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.11%        1.16%       1.07%        0.98%       1.00%
   Net investment income                                               0.29%        0.39%       0.34%        0.66%       0.45%


* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------


                                                                  YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                   10/31/00     10/31/99    10/31/98     10/31/97    10/31/96
CLASS B
Net asset value, beginning of year                                 $  19.22     $  18.52    $  22.73     $  19.53     $  19.20
                                                                   --------     --------    --------     --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                             $  (0.20)    $  (0.18)   $  (0.10)    $  (0.02)    $  (0.04)
   Net realized and unrealized gain (loss) on investments              3.47         1.80       (1.86)        4.10         2.26
                                                                   --------     --------    --------     --------     --------
   Net increase (decrease) from investment operations              $   3.27     $   1.62    $  (1.96)    $   4.08     $   2.22
Distributions to shareowners:
   Net investment income                                                  -            -           -            -        (0.02)
   Net realized gain                                                  (2.64)       (0.92)      (2.25)       (0.88)       (1.87)
                                                                   --------     --------    --------     --------     --------
Net increase (decrease) in net asset value                         $   0.63     $   0.70    $  (4.21)    $   3.20     $   0.33
                                                                   --------     --------    --------     --------     --------
Net asset value, end of year                                       $  19.85     $  19.22    $  18.52     $  22.73     $  19.53
                                                                   ========     ========    ========     ========     ========
Total return*                                                         19.04%        9.17%      (9.42)%      21.70%       12.27%
Ratio of net expenses to average net assets+                           1.91%        2.00%       1.85%        1.76%        1.79%
Ratio of net investment loss to average net assets+                   (0.52)%      (0.44)%     (0.43)%      (0.12)%      (0.35)%
Portfolio turnover rate                                                  70%          75%         61%          63%          37%
Net assets, end of year (in thousands)                             $336,301     $412,116    $574,259     $745,258     $589,188
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.90%        1.99%       1.84%        1.75%        1.78%
   Net investment loss                                                (0.51)%      (0.43)%     (0.42)%      (0.11)%      (0.34)%


* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.


+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------

                                                                                                               1/31/96
                                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED     TO
                                                                   10/31/00   10/31/99   10/31/98  10/31/97(a) 10/31/96
CLASS C
Net asset value, beginning of period                                $ 19.16   $ 18.49    $ 22.69    $ 19.53    $ 18.69
                                                                    -------   -------    -------    -------    -------
Increase (decrease) from investment operations:
   Net investment loss                                              $ (0.26)  $ (0.21)   $ (0.09)   $ (0.03)   $ (0.02)
   Net realized and unrealized gain (loss) on investments              3.50      1.80      (1.86)      4.11       0.86
                                                                    -------   -------    -------    -------    -------
     Net increase (decrease) from investment operations             $  3.24   $  1.59    $ (1.95)   $  4.08    $  0.84
Distributions to shareowners:
   Net investment income                                                  -         -          -      (0.04)         -
   Net realized gain                                                  (2.64)    (0.92)     (2.25)     (0.88)         -
                                                                    -------   -------    -------    -------    -------
Net increase (decrease) in net asset value                          $  0.60   $  0.67    $ (4.20)   $  3.16    $  0.84
                                                                    -------   -------    -------    -------    -------
Net asset value, end of period                                      $ 19.76   $ 19.16    $ 18.49    $ 22.69    $ 19.53
                                                                    =======   =======    =======    =======    =======
Total return*                                                         18.92%     9.02%     (9.38)%    21.74%      4.50%
Ratio of net expenses to average net assets+                           2.01%     2.09%      1.84%      1.75%      1.79%**
Ratio of net investment loss to average net assets+                   (0.61)%   (0.52)%    (0.43)%    (0.15)%    (0.39)%**
Portfolio turnover rate                                                  70%       75%        61%        63%        37%
Net assets, end of period (in thousands)                            $24,495   $32,373    $49,842    $60,211    $27,202
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.98%     2.07%      1.83%      1.73%      1.74%**
   Net investment loss                                                (0.58)%   (0.50)%    (0.42)%    (0.13)%    (0.34)%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------

                                                                  YEAR ENDED YEAR ENDED 7/2/98 TO
                                                                   10/31/00   10/31/99   10/31/98
CLASS Y
Net asset value, beginning of period                                $19.91     $19.06     $23.00
                                                                    ------     ------     ------
Increase (decrease) from investment operations:
   Net investment income                                            $ 0.20     $ 0.19     $ 0.04
   Net realized and unrealized gain (loss) on investments             3.47       1.72      (3.98)
                                                                    ------     ------     ------
    Net Increase (Decrease) From Investment Operations              $ 3.67     $ 1.91     $(3.94)
Distributions to shareowners:
   Net investment income                                            $    -     $(0.14)$        -
   Net realized gain                                                 (2.64)     (0.92)         -
                                                                    ------     ------     ------
Net increase (decrease) in net asset value                          $ 1.03     $ 0.85     $(3.94)
                                                                    ------     ------     ------
Net asset value, end of period                                      $20.94     $19.91     $19.06
                                                                    ======     ======     ======
Total return*                                                        20.56%     10.54%    (17.13)%
Ratio of net expenses to average net assets+                          0.63%      0.66%      0.79%**
Ratio of net investment income to average net assets+                 0.77%      0.88%      0.68%**
Portfolio turnover rate                                                 70%        75%        61%
Net assets, end of period (in thousands)                            $3,376     $3,976     $3,993
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        0.61%     0.65%      0.78%**
   Net investment income                                               0.79%     0.89%      0.69%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Mid-Cap Value Fund (the Fund), formerly Pioneer Capital Growth Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners has exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

PIONEER MID-CAP VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.


   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


   At October 31, 2000, the Fund reclassified $5,042,957 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


   The Fund has designated $96,362,546 as a capital gain dividend for purposes of the dividend paid deduction.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $181,342 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.

D. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00                               (CONTINUED)
--------------------------------------------------------------------------------


   calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. The performance comparison is made for a rolling 36-month period. For the year ended October 31, 2000, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,394,959. The management fee was equivalent to 0.56% of average daily net assets for the period.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. As of October 31, 2000, $644,793 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $301,677 in transfer agent fees payable to PSC at October 31, 2000.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to

PIONEER MID-CAP VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $494,886 in distribution fees payable to PFD at October 31, 2000.


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000, CDSCs in the amount of $1,687,677 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $289,226 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended October 31, 2000 was $4,194. The average daily shares outstanding

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00                               (CONTINUED)
--------------------------------------------------------------------------------


during the period were 73,826,723 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 6.56% and the total interest expense on such borrowings was $280.

7. AFFILIATED COMPANIES

The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2000:
--------------------------------------------------------------------------

                                                   DIVIDEND
AFFILIATES                  PURCHASES     SALES     INCOME        VALUE
Cole National Corp.         $209,576      $  -      $8,900     $6,858,750

--------------------------------------------------------------------------

PIONEER MID-CAP VALUE FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER MID-CAP VALUE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Value Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Value Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 5, 2000

PIONEER MID-CAP VALUE FUND


--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------


On September 11, 2000, Pioneer Mid-Cap Value Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.


  AFFIRMATIVE                             AGAINST                        ABSTAIN
44,385,321.607                          1,662,748.863                 1,611,493.155


PROPOSAL 2 -- TO ELECT TRUSTEES.


  NOMINEE                                AFFIRMATIVE                     WITHHELD
M.K. Bush                              46,166,324.959                 1,493,238.666
J.F. Cogan, Jr.                        46,174,066.707                 1,485,496.918
Dr. R. H. Egdahl                       46,191,212.634                 1,468,350.991
M.B.W. Graham                          46,217,824.635                 1,441,738.990
M.A. Piret                             46,240,053.155                 1,419,510.470
D.D. Tripple                           46,214,702.874                 1,444,860.751
S.K. West                              46,173,355.265                 1,486,208.360
J. Winthrop                            46,250,472.031                 1,409,091.594

PIONEER MID-CAP VALUE FUND

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund


INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL RETIREMENT ACCOUNT (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


ROTH IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) PLAN
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - IRA PLAN
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) PLAN
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


PROFIT SHARING PLAN
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


AGE-WEIGHTED PROFIT SHARING PLAN
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


MONEY PURCHASE PENSION PLAN (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO]PIONEER
      INVESTMENTS-Registered Trademark-

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET
BOSTON, MASSACHUSETTS 02109
WWW.PIONEERFUNDS.COM


9443-00-1200
-C-PIONEER FUNDS DISTRIBUTOR, INC.
[LOGO]PRINTED ON RECYCLED PAPER